(BULL LOGO)

Merrill Lynch Investment Managers


Semi-Annual Report

February 28, 2001


Merrill Lynch
Senior Floating Rate
Fund, Inc.


www.mlim.ml.com


Merrill Lynch Senior Floating Rate Fund, Inc. seeks as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

This report, including the financial information herein, is transmitted for use only to the shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Senior Floating
Rate Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper#11022-2/01



Merrill Lynch Senior Floating Rate Fund, Inc.


DEAR SHAREHOLDER


Investment Approach
Merrill Lynch Senior Floating Rate Fund, Inc. consists largely of participations in leveraged bank loans. These loans are generally senior secured floating rate investments. In response to general economic events and trends, the leveraged bank loan market tends to move in a similar direction, but with less volatility, as the high-yield bond market. The linkage between the two markets can be ascribed to the fact that the issuers of debt as well as the buyers of that debt tend to participate in both markets (based on similar credit rating and risk/reward profiles of the markets). The lower price volatility of bank loan investments can be attributed to two factors. First, bank loans are usually senior secured obligations and, thus, generally offer investors greater principal protection than unsecured bonds. Second, bank loans are floating rate instruments whose principal value does not move inversely with interest rate movements, as is the case with fixed-income bonds.


Fund Performance
The Fund's effective net annualized yield for the six-month period ended February 28, 2001 was 9.39%, compared to a yield of 7.83% for the same period a year earlier. The Fund's net asset value decreased from $9.45 per share to $9.10 per share during the period. During the same period, the Fund earned $0.423 per share income dividends, representing a net annualized yield of 9.39%, based on a per share net asset value of $9.10 at February month-end. The Fund's total investment return during the six-month period ended February 28, 2001 was +0.68%, based on a $0.36 per share decrease in net asset value and assuming reinvestment of $0.428 per share income dividends. Since inception (November 3, 1989) through February 28, 2001, the Fund's total investment return was +102.58%, based on a change in per share net asset value from $10.00 to $9.10, and assuming reinvestment of $8.008 per share income dividends.

The Fund's return of +0.68%, for the six-month period ended February 28, 2001, underperformed the unmanaged CS First Boston Leveraged Loan Index, which had a return of +2.79%. During this period, the Fund was underweighted relative to the Index in energy and healthcare issues, two sectors that outperformed. The energy sector benefited from the dramatic rise in commodity prices, while the healthcare sector rebounded from its earlier very depressed levels. The Fund was only slightly underweighted in energy (0.35% of net assets compared to 0.47% in the Index) but, reflecting our unfavorable experience with that sector in recent years, was significantly underweighted in healthcare (3.9% compared to 9.4% in the Index).


Market Review
The six-month period ended February 28, 2001 was marked by two distinct trends in the high-yield and leveraged loan markets. During the second half of 2000, these markets operated in a very negative credit environment, culminating in total withdrawals from high-yield mutual funds in excess of $10 billion for the year 2000. In 2001, the markets began to rally in response to the Federal Reserve Board's early interest rate cuts. Flows into the high-yield market reversed course after the interest rate cuts and, through February, total year-to-date inflows amounted to $3.25 billion. Since many investors in the high-yield market also participate in the leveraged bank loan market, the increased demand for leveraged finance product caused by this additional market liquidity resulted in an increase in market prices. Additionally, during the first two months of 2001, high-yield spreads rebounded from a near record of 959 basis points (9.59%) at year-end 2000, as measured by the unmanaged CS First Boston Global High Yield Index, to 830 basis points (considerably higher than the historic average of 529 basis points and the year-end 1999 figure of 549 basis points).


Merrill Lynch Senior Floating Rate Fund, Inc.
February 28, 2001


Despite the improved tone of the market, there continues to be concern about the overall default rate. During 1999, Moody's Investors Service's dollar-weighted default rate for high-yield bonds peaked at 7.8%, its highest level since 1991, before falling back down to 6.2% by December 31, 2000. We believe that in 2001 default rates will yet again increase in response to the weakening of certain sectors, including wired telecommunications and autos. This expected increase is in line with historical trends, which show that of the high-yield issues that eventually default, the majority does so within three years - four years of issuance. Counting back three years - four years from 2001 brings us back to the 1997 - 1998 period, which was generally characterized by lower credit standards than existed in the years hence. Therefore, we believe that should the historical trend hold, defaults could be expected to rise in 2001 from year-end 2000 levels, before falling back to more typical levels in 2002.


Investment Activities
Pricing pressure in the wired telecommunications, computer-related products, metals & mining and automotive sectors had the greatest negative effect on the Fund during the period. In each of the first two sectors, the majority of the impact was derived primarily from one credit, while the problems in metals & mining and automotive stemmed from an industrywide decline in revenues in a rising expense environment. In wired telecommunications, our position in Teligent Inc. declined almost 65 points. Teligent, a national competitive local exchange carrier, has had the dual problems of revenue shortfalls (driven by a decline in telecommunications access fees) and management upheaval. We decided to remain invested in this issue because of its asset value (wireless spectrum) and its notable sponsor group. In the computer-related sector, Bridge Information Systems also endured a precipitous decline. Bridge, a provider of proprietary financial information services to the equity markets, has been plagued with billing and integration issues and, during the quarter, filed for bankruptcy. In the metals & mining sector, falling commodity prices negatively affected steelmakers LTV Corporation and Ispat Inland. As for the automotive equipment suppliers in our portfolio, their use of aggressive pricing coupled with a business model using lower production volumes left them unprepared for overtime and adequate maintenance. The problems were further aggravated by demands for price cuts by their customers, the original equipment manufacturers.

On the positive side, the Fund continues to be anchored by substantial investment in wireless telecommunications (11.2% of total assets), cable television services (10%), hotels & motels (5.9%) and broadcasting (4%). These sectors are characterized by significant asset values and strong cashflow. At February 28, 2001, the Fund's largest holdings were comprised largely of representatives from these sectors, including Nextel Communications, Inc., Charter Communications Holdings, Century Cable LLC and Wyndham International, Inc. (For complete details of the Fund's largest holdings and industries, see the "Portfolio Profile" section of this report to shareholders on page 21.)

Investment Strategy
Thus far in 2001, we have seen some relief from the technical aspects of the pricing pressure that had impacted the market so significantly in 2000. This occurrence has allowed us to set the course toward a reversal of the downward trend in the net asset value by creating the liquidity needed to participate in a market rally. Specifically, during this period, we have exited certain lower-coupon issues that have regained par or near-par pricing levels after a prolonged period of sub-par market values. The assets created have been or will be redeployed into the new-issue market, which continues to offer attractive spreads and original-issue discounts, as well as in certain secondary situations where we still see value.

We believe the Fund continues to be well balanced with 154 issuers spread across 42 industries. The Fund also has an attractive ratings profile as compared to the Index. The Fund was weighted almost equally relative to the Index in Ba-rated securities (46.0% of total assets compared to 48.6%), overweighted in B-rated securities (30.1% compared to 25.4%), underweighted in Caa-rated securities (2.4% compared to 4.4%) and slightly overweighted in securities not rated (21.4% compared to 19.3%).


Merrill Lynch Senior Floating Rate Fund, Inc.
February 28, 2001


In Conclusion
We believe that, with adequate diversification and a solid credit profile as its base, we can better position the Fund to take greater advantage of any sustained reversal of technical price pressures on the leveraged finance market. Our ability to bring this to fruition will be challenged, as always, by any significant changes in fundamental credit aspects of its issuers as well as the need to meet future shareholder redemptions.

We thank you for your investment in Merrill Lynch Senior Floating
Rate Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kevin J. Booth)
Kevin J. Booth
Vice President and Portfolio Manager



(Joseph Matteo)
Joseph Matteo
Vice President and Portfolio Manager



April 5, 2001

We are pleased to announce that Kevin J. Booth and Joseph Matteo are responsible for the day-to-day portfolio management of Merrill Lynch Senior Floating Rate Fund, Inc. Mr. Booth has been employed by Merrill Lynch Investment Managers, L.P. (MLIM) as Director since 1998 and Vice President from 1991to 1998. Mr. Matteo has been employed by MLIM as Director since 2001 and as Vice President from 1997 to 2001. Prior to that, Mr. Matteo was Vice President at The Bank of New York from 1994 to 1997.



Merrill Lynch Senior Floating Rate Fund, Inc.
February 28, 2001


THE BENEFITS AND RISKS OF LEVERAGING


Merrill Lynch Senior Floating Rate Fund, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

As discussed in footnote 6 in the Notes to Financial Statements on page 20, the Fund has not used this leverage capability.



Merrill Lynch Senior Floating Rate Fund, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS
                  S&P    Moody's      Face                Senior Secured
Industries       Rating   Rating     Amount       Floating Rate Loan Interests*                         Value
Aircraft &        BB-      Ba3    $ 2,918,824   Fairchild Semiconductors Corp.,
Parts--0.1%                                     Term, due 4/30/2006                               $    2,725,452

Amusement &       NR++     NR++     4,862,500   Kerastotes, Term B, due 12/31/2004                     4,449,187
Recreational                                    Metro-Goldwyn-Mayer Co.:
Services--0.6%    NR++     NR++     4,000,000      Term A, due 3/31/2005                               3,926,668
                  NR++     NR++     4,500,000      Term B, due 3/31/2006                               4,471,173
                                                                                                  --------------
                                                                                                      12,847,028

Apparel--1.4%                                   Arena Brands, Inc.:
                  NR++     NR++     1,596,389      Revolving Credit, due 6/01/2002                     1,516,569
                  NR++     NR++     2,240,869      Term A, due 6/01/2002                               2,128,826
                  NR++     NR++     6,839,344      Term B, due 6/01/2002                               6,497,377
                  NR++     NR++     9,493,903   Humphreys Inc., Term B, due 1/15/2003                  8,117,287
                  NR++     NR++     4,887,500   Norcross Safety Products, Term, due 9/30/2005          4,795,859
                                                Walls Industries:
                  NR++     NR++     1,148,936      Term B, due 2/28/2005                               1,118,949
                  NR++     NR++     1,627,659      Term C, due 2/28/2006                               1,588,107
                  BB       B1       7,360,000   Warnaco Inc., due 8/12/2002                            3,440,800
                                                                                                  --------------
                                                                                                      29,203,774

Automotive                                      Breed Technologies, Inc.:
Equipment--2.1%   NR++     NR++     4,947,407      Term A, due 4/27/2004+++ (c)                          688,683
                  NR++     NR++     9,524,003      Term B, due 4/27/2006+++ (c)                        1,325,749
                  B+       B1      19,976,190   Citation Corporation, Term B, due 12/01/2007          16,580,238
                  BB-      Ba3     15,912,000   Collins & Aikman Corp., Term B, due 6/30/2005         15,195,960
                                                Tenneco Automotive Inc.:
                  BB-      B2       6,764,286      Term B, due 11/02/2007                              5,640,663
                  BB-      B2       6,764,286      Term C, due 5/02/2008                               5,640,663
                                                                                                  --------------
                                                                                                      45,071,956

Broadcasting--    B        B1      19,500,000   Benedek Broadcasting Corporation,
Radio &                    Term B, due 11/20/2007  19,207,500
Television--4.0%  NR++     NR++     7,425,000   Corus Entertainment Inc., Tranche II,
                                due 8/31/2007   7,443,563
                                                Cumulus Media Inc.:
                  B        B1       7,200,000      Term B, due 9/30/2007                               7,149,002
                  B        B1       4,800,000      Term C, due 2/28/2008                               4,766,002
                  B+       Ba3      7,000,000   Gray Communications Systems, Term B,
                                                due 12/31/2005                                         7,032,816
                  BB-      Ba2     12,500,000   Sinclair Broadcasting Group, Term,
                                                due 12/31/2004                                        12,098,963
                  BB-      Ba1      2,500,000   Susquehanna Medical Co., Term B,
                                                due 6/30/2008                                          2,504,687
                  NR++     NR++     4,455,000   VHR Broadcasting, Term B, due 9/30/2007                4,463,353
                  BB       Ba2     20,000,000   Young Broadcasting Inc., Term B,
                                                due 12/31/2006                                        20,171,260
                                                                                                  --------------
                                                                                                      84,837,146

Building          NR++     NR++    16,562,547   Dal-Tile International Inc.,
Materials--1.1%                                 Term B, due 12/31/2003                                16,180,489
                  B+       B1       2,827,792   Panolam Industries, Term B, due 12/31/2005             2,831,327
                  NR++     B1       3,484,811   Trussway Industries, Term B, due 12/31/2006            3,293,147
                                                                                                  --------------
                                                                                                      22,304,963

Business          BB-      B1       8,230,132   Info USA Inc., Term B, due 6/30/2006                   7,900,926
Services--0.4%


Merrill Lynch Senior Floating Rate Fund, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS (CONTINUED)
                  S&P    Moody's      Face                Senior Secured
Industries       Rating   Rating     Amount       Floating Rate Loan Interests*                         Value
Cable             BB       Ba3    $10,900,000   CC VIII Operating Co. LLC, Term B,
Television                                      due 2/02/2008                                     $   10,910,900
Services--10.0%   BB       Ba3     50,000,000   Century Cable LLC, Term, due 6/30/2009                49,995,200
                                                Charter Communications Holdings:
                  BB+      Ba3      9,000,000      Term, due 9/18/2008                                 8,994,996
                  BB+      Ba3     65,443,750      Term B, due 3/18/2008                              65,434,981
                  BB-      Ba3     23,704,687   Chelsea Communications, Term B, due 9/30/2004         23,660,241
                  BB+      Ba3      9,800,000   Falcon Holdings, Term C, due 12/31/2007                9,711,800
                                                Frontiervision Operating Partners L.P.:
                  BB       Ba3      4,464,593      Term A, due 9/30/2005                               4,447,851
                  BB       Ba3     15,834,000      Term B, due 3/31/2006                              15,715,245
                  BB+      Ba3      2,000,000   Insight Midwest, Term B, due 1/05/2010                 2,010,500
                  B+       B1      11,500,000   Pegasus Media & Communications, Term, due 4/30/2005   11,504,795
                  NR++     NR++    10,000,000   UCH/HHC Inc., Term B, due 12/31/2004                   9,973,960
                                                                                                  --------------
                                                                                                     212,360,469

Chemicals--5.9%   NR++     Ba2      7,500,000   Avecia Limited, Term C, due 6/30/2008                  7,405,500
                  NR++     NR++     3,770,899   CII Carbon LLC, Term, due 6/25/2008                    3,756,758
                  NR++     NR++    11,000,410   Cedar Chemical Corp., Term B, due 10/31/2003           6,600,246
                                                Huntsman Corp.:
                  BB       Ba3     11,063,925      Term C, due 12/31/2005                             10,353,987
                  BB       Ba3      7,889,822      Term D, due 12/31/2002                              7,291,513
                                                Huntsman ICI Chemicals LLC:
                  Ba3      BB      16,503,880      Term B, due 6/30/2007                              16,598,777
                  Ba3      BB      16,503,881      Term C, due 6/30/2008                              16,598,778
                  B+       Ba2     11,536,636   Koppers Industries Inc., Term B, due 11/30/2004       11,435,690
                                                Lyondell Petrochemical Co.:
                  NR++     Ba3      6,213,448      Term B, due 6/30/2005                               6,262,895
                  Ba3      NR++    24,562,464      Term E, due 5/17/2006                              25,345,393
                  NR++     NR++     4,870,107   Pinnacle Polymers, Term B, due 12/31/2005              4,867,672
                  D        Caa1     7,740,000   Pioneer Americas Acquisition Corp.,
                                                Term, due 12/05/2006                                   2,902,500
                  BB-      B1       5,377,281   Texas Petrochemicals Corp., Term B, due 6/30/2004      5,363,838
                                                                                                  --------------
                                                                                                     124,783,547

Computer-Related                                Bridge Information Systems:
Products--0.3%    NR++     NR++     1,846,334      Delayed Draw, due 7/07/2003                           253,871
                  Ca       D       20,088,584      Term B, due 5/24/2005                               2,732,047
                  Ca       D        3,652,470      Term B, due 5/29/2005                                 496,736
                  NR++     NR++     3,667,969   Stratus Computer, Inc., Term B, due 2/26/2005          3,640,459
                                                                                                  --------------
                                                                                                       7,123,113

Consumer          B        B1       8,133,636   Amscan Holdings, Inc., Axel, due 12/19/2004            7,177,934
Products--1.8%    BB-      Ba3     12,077,558   Burhmann NV, Term B, due 10/26/2007                   12,091,580
                  B+       B1       4,186,250   Holmes Products Corp., Term B, due 2/05/2007           3,840,884
                  B+       B2       7,967,091   Revlon Consumer Products Corp., Term, due 5/30/2002    7,635,127
                                                Simmons Co.:
                  B+       Ba3      2,084,116      Term B, due 10/29/2005                              2,089,586
                  B+       Ba3      4,709,067      Term C, due 10/29/2006                              4,721,428
                                                                                                  --------------
                                                                                                      37,556,539


Merrill Lynch Senior Floating Rate Fund, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS (CONTINUED)
                  S&P    Moody's      Face                Senior Secured
Industries       Rating   Rating     Amount       Floating Rate Loan Interests*                         Value
Electronics/      B+       NR++   $ 7,392,234   Acterna Corporation, Term B, due 9/30/2007        $    7,358,969
Electrical        BB       Ba2      4,962,500   Amkor Technology Inc., Term B, due 9/30/2005           4,986,280
Components--      B+       B1       7,425,000   Chippac International Co., Ltd., Term B,
4.6%                                            due 7/31/2006                                          7,360,031
                  B        B2       5,000,000   Cook Inlet, Term A, due 12/31/2007                     4,987,500
                  B+       B1       5,037,294   DD Inc., Term B, due 4/22/2005                         5,015,255
                  B+       B1       4,975,000   Knowles Electronics Inc., Term B, due 6/29/2007        4,763,562
                                                Semiconductor Components:
                  BB-      Ba3     14,444,444      Term B, due 8/04/2006                              14,426,389
                  BB-      Ba3     15,555,556      Term C, due 8/04/2007                              15,536,111
                  BB-      Ba3      6,000,000      Term D, due 8/04/2007                               5,995,002
                                                Superior Telecom:
                  B        B2      14,680,836      Term A, due 5/27/2004                              13,276,981
                  B+       Ba3      7,686,510      Term B, due 11/27/2005                              6,920,265
                  CCC+     Ba3      6,531,133   Telex Communications, Inc., Term B, due 11/30/2004     5,714,741
                  NR++     B1       2,152,229   Trend Technologies, Inc., Term, due 2/28/2007          2,141,467
                                                                                                  --------------
                                                                                                      98,482,553

Environmental                                   IT Group Inc.:
Services--1.0%    BB       B1       8,712,000      Term, due 6/08/2007                                 8,624,880
                  BB       B1       3,722,712      Term B, due 6/11/2006                               3,666,871
                                                URS Corp.:
                  BB       Ba3      3,947,425      Term B, due 6/09/2006                               3,977,030
                  BB       Ba3      3,947,425      Term C, due 6/09/2007                               3,977,030
                                                                                                  --------------
                                                                                                      20,245,811

Financial         B+       B2       9,862,625   Outsourcing Solutions, Inc.,
Services--0.4%                                  Term B, due 6/01/2006                                  9,287,309

Funeral Homes &   NR++     Caa1    13,797,309   Prime Succession Inc., Axel, due 8/01/2003            10,347,981
Parlors--0.8%     B-       B2       6,396,478   Rose Hills Co., Axel A, due 12/01/2003                 5,820,795
                                                                                                  --------------
                                                                                                      16,168,776

Gaming--1.6%                                    Alliance Gaming Corp.:
                  B        B2       2,510,595      Delayed Draw, due 1/31/2005                         2,441,553
                  B        B2       7,454,503      Term B, due 1/31/2005                               7,249,505
                  B        B2       3,973,707      Term C, due 7/31/2005                               3,864,430
                                                Ameristar:
                  B+       Ba3      1,594,675      Term B, due 12/31/2006                              1,597,665
                  B+       Ba3      1,366,864      Term C, due 12/31/2007                              1,369,427
                  B+       B1       2,500,000   Autotote Corporation, Term B, due 9/30/2007            2,406,250
                                                Isle of Capri Casinos, Inc.:
                  BB-      Ba2      8,204,667      Term B, due 3/01/2006                               8,237,354
                  BB-      Ba2      7,179,083      Term C, due 3/01/2007                               7,207,685
                                                                                                  --------------
                                                                                                      34,373,869

Grocery--0.8%     D        Caa1     4,912,500   Big V Supermarkets Inc., Term B, due 8/10/2003         4,298,438
                                                The Pantry Inc.:
                  BB-      B1       4,909,547      Term B, due 1/31/2006                               4,925,910
                  BB-      B1       1,714,956      Term B-2, due 1/31/2006                             1,720,672
                  BB-      B1       5,197,500      Term C, due 7/31/2006                               5,220,239
                                                                                                  --------------
                                                                                                      16,165,259


Merrill Lynch Senior Floating Rate Fund, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS (CONTINUED)
                  S&P    Moody's      Face                Senior Secured
Industries       Rating   Rating     Amount       Floating Rate Loan Interests*                         Value
Health Services-- NR++     B1     $    81,957   Caremark Rx Inc., Term A, due 6/08/2001            $      81,829
2.9%                                            Community Health Systems, Inc.:
                  NR++     NR++     8,410,380      Term B, due 12/31/2003                              8,348,808
                  NR++     NR++     8,410,380      Term C, due 12/31/2004                              8,350,305
                  NR++     NR++       674,880      Term D, due 12/31/2005                                672,771
                                                Dade Behring Inc.:
                  B        Caa1     4,912,626      Term B, due 6/30/2006                               3,287,952
                  B        Caa1     4,912,626      Term C, due 6/30/2007                               3,287,952
                  NR++     Ba2     20,600,695   Davita Inc., Term, due 3/31/2008                      20,560,235
                  NR++     NR++     2,087,558   Endo Pharmaceuticals, Term B, due 6/30/2004            2,045,806
                  NR++     NR++    14,516,250   Iasis Healthcare Corp., Term B, due 9/30/2006         14,603,348
                                                                                                  --------------
                                                                                                      61,239,006

Hotels & Motels-- B+       NR++     4,578,603   Lodgian Financing Corp., Term B, due 7/31/2006         4,584,326
5.8%              NR++     NR++     6,936,655   Strategic Hotels Inc., Term, due 11/16/2004            6,980,009
                                                Wyndam International, Inc.:
                  NR++     NR++    43,664,615      Term, due 6/30/2004                                43,543,315
                  NR++     NR++    69,000,000      Term, due 6/30/2006                                68,486,778
                                                                                                  --------------
                                                                                                     123,594,428

Industrial        B+       B1       6,435,000   Muzak Audio, Term B, due 12/31/2006                    6,330,431
Services--0.3%
Insurance--0.9%                                 BRW Acquisition:
                  NR++     NR++     2,400,000      Term B, due 7/09/2006                               2,364,000
                  NR++     NR++     2,400,000      Term C, due 7/09/2007                               2,364,000
                                                Willis Corroon Group PLC:
                  BB       Ba2      6,781,250      Term B, due 11/19/2006                              6,778,070
                  BB       Ba2      3,952,500      Term C, due 11/19/2007                              3,956,618
                  BB       Ba2      3,952,500      Term D, due 5/19/2008                               3,956,618
                                                                                                  --------------
                                                                                                      19,419,306

Leasing & Rental  BB-      B2      11,820,000   Anthony Crane Rental L.P., Term,
Services--2.2%                                  due 7/20/2006                                          9,633,300
                  NR++     NR++     6,871,245   MEDIQ PRN Life Support Services, Term,
                                                due 6/30/2006                                          4,535,021
                                                Medical Specialties:
                  NR++     NR++    12,845,454      Axel, due 6/30/2004                                 6,294,273
                  NR++     NR++     4,418,182      Term, due 6/30/2001                                 2,164,909
                  BB-      B2       6,930,000   Nations Rent Inc., Term B, due 7/20/2006               4,885,650
                  B+       B2       6,855,561   Panavision Inc., Term B, due 3/31/2005                 6,332,824
                  B-       NR++    11,850,210   Rent Way Inc., Term B, due 9/30/2006                  10,961,444
                  BB+      Ba3      2,487,500   United Rentals Inc., Term C, due 8/12/2006             2,408,878
                                                                                                  --------------
                                                                                                      47,216,299

Manufacturing--   B        B1      12,621,313   Blount International Inc., Term B, due 6/30/2006      12,384,663
2.2%              NR++     NR++     7,800,000   Channel Master, Term, due 10/10/2005                   7,765,875
                                                Environmental Systems Product, Inc.:
                  NR++     NR++     3,739,547      Term 1, due 12/31/2004                              2,757,916
                  NR++     NR++     1,934,115      Term 2, due 12/31/2004                                899,364
                  NR++     NR++     4,950,000   Metokote Corp., Term B, due 11/02/2005                 4,950,000
                                                Mueller Industries Inc.:
                  B+       B1       6,156,250      Term B, due 8/16/2006                               6,181,263
                  B+       B1       6,156,250      Term C, due 8/16/2007                               6,182,223


Merrill Lynch Senior Floating Rate Fund, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS (CONTINUED)
                  S&P    Moody's      Face                Senior Secured
Industries       Rating   Rating     Amount       Floating Rate Loan Interests*                         Value
Manufacturing                                   Terex Corp.:
(concluded)       BB-      Ba3    $ 4,022,292      Term B, due 3/06/2005                          $    4,008,468
                  BB-      Ba3      4,095,248      Term C, due 3/06/2006                               4,096,956
                                                                                                  --------------
                                                                                                      49,226,728

Medical                                         Alaris Medical Systems, Inc.:
Equipment--       B+       B1       1,814,997      Term A, due 8/01/2002                               1,796,847
0.5%              B+       B1       3,674,901      Term B, due 11/01/2003                              3,661,121
                  B+       B1       3,674,902      Term C, due 11/01/2004                              3,661,121
                  B+       B1       1,757,257      Term D, due 5/01/2005                               1,750,667
                                                                                                  --------------
                                                                                                      10,869,756

Metals &          CCC-     Caa2    19,000,000   AEI Resources Inc., Term B, due 12/31/2004            10,450,000
Mining--4.2%      NR++     NR++    10,010,320   Acme Metals, Inc., Term, due 12/01/2005                7,517,750
                                                Ispat Inland LP:
                  BB       Ba3     19,012,500      Term B, due 7/15/2005                              15,495,188
                  BB-      Ba3     19,012,500      Term C, due 7/15/2006                              15,495,188
                  D        Caa3    12,063,333   LTV Corporation, Term, due 11/10/2004                  9,469,717
                  BB-      B1      31,000,000   Ormet Corporation, Term, due 8/15/2008                30,922,500
                                                                                                  --------------
                                                                                                      89,350,343

Other                                           Pacific Coin:
Telecommun-       NR++     NR++     4,258,528      Term A, due 12/31/2002                              1,916,338
ications--0.2%    NR++     NR++     2,706,034      Term B, due 12/31/2004                              1,217,715
                                                                                                  --------------
                                                                                                       3,134,053

Packaging--1.4%   NR++     NR++    16,352,553   Dr. Pepper, Term B, due 10/07/2007                    16,349,151
                  B+       B1      14,700,000   Graham Packaging Co., Term D, due 1/31/2007           13,741,869
                                                                                                  --------------
                                                                                                      30,091,020

Paging--0.3%      B-       B2       9,498,431   Arch Paging, Term B, due 6/30/2006                     6,142,322

Paper--5.7%       NR++     NR++     6,398,437   Cellular Tissue, Term C, due 3/24/2005                 6,078,516
                  NR++     B2       7,879,498   Crown Paper Co., Term B, due 8/22/2003                 3,398,034
                  BB       Ba2     11,853,268   Pacifica Papers Inc., Term B, due 3/12/2006           11,890,309
                                                Riverwood International Inc.:
                  B        B1       5,019,844      Term A, due 2/28/2003                               5,009,649
                  B        B1      19,100,634      Term B, due 2/28/2004                              19,183,111
                  B        B1       6,619,819      Term C, due 8/28/2004                               6,648,404
                                                Stone Container Corp.:
                  B+       Ba3     17,898,458      Term C, due 10/01/2003                             17,981,346
                  B+       Ba3      7,913,713      Term E, due 10/01/2003                              7,950,598
                  B+       Ba3     11,182,087      Term F, due 3/31/2006                              11,231,009
                  B+       Ba3     12,373,148      Term G, due 3/31/2006                              12,398,921
                  B+       Ba3     10,656,667      Term H, due 3/31/2006                              10,678,864
                                                Stronghaven:
                  NR++     NR++     9,002,068      Term B, due 5/15/2004                               7,651,758
                  NR++     NR++     1,643,721      Term C, due 5/15/2004                               1,397,163
                                                                                                  --------------
                                                                                                     121,497,682

Petroleum         BB-      Ba3      9,444,790   Clark Refining & Marketing, Inc.,
Refineries--0.3%                                Term, due 11/15/2004                                   6,918,309



Merrill Lynch Senior Floating Rate Fund, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS (CONTINUED)
                  S&P    Moody's      Face                Senior Secured
Industries       Rating   Rating     Amount       Floating Rate Loan Interests*                         Value
Printing &                                      Can West Media:
Publishing--3.4%  BB-      Ba3    $ 3,077,391      Term B, due 4/15/2007                          $    3,083,802
                  BB-      Ba3      1,922,609      Term C, due 11/15/2008                              1,926,613
                  NR++     NR++    13,174,105   Enterprise News Media, Term B, due 6/30/2005          12,647,141
                  B        B1       4,975,000   Liberty Group Operating, Term B, due 3/31/2007         4,978,109
                                                Primedia:
                  NR++     BB-      3,768,000      Revolving Credit, due 6/30/2004                     3,725,610
                  BB-      Ba3      3,200,000      Term, due 6/30/2004                                 3,192,000
                  BB-      Ba3      3,200,000      Term, due 7/31/2004                                 3,192,000
                  BB-      Ba3      4,950,000      Term B, due 7/31/2004                               4,942,268
                  NR++     NR++     3,695,418   Reiman Publications, Term B, due 12/01/2005            3,717,746
                                                Trader.com:
                  NR++     NR++     4,181,596      Term B, due 12/31/2006                              4,150,234
                  NR++     NR++     2,818,404      Term C, due 12/31/2007                              2,797,266
                  BB-      B1      19,823,661   Vertis, Inc., Term B, due 12/06/2008                  19,253,731
                  NR++     NR++     4,734,387   Ziff-Davis Inc., Term B, due 3/31/2007                 4,708,495
                                                                                                  --------------
                                                                                                      72,315,015

Property                                        Corrections Corporation of America:
Management--      B        B3       1,144,631      Term B, due 12/31/2002                                984,383
2.6%              B        B3      20,545,109      Term C, due 12/31/2002                             17,600,317
                  B        B1       3,883,403   Meditrust Co., Term D, due 7/17/2001                   3,858,646
                  NR++     Ba3     34,825,000   NRT Inc., Term, due 7/31/2004                         33,606,125
                                                                                                  --------------
                                                                                                      56,049,471

Restaurants &                                   Domino's & Bluefence:
Food              B+       B1       6,309,203      Term B, due 12/21/2006                              6,342,503
Service--0.6%     B+       B1       6,322,422      Term C, due 12/21/2007                              6,355,792
                                                                                                  --------------
                                                                                                      12,698,295

Retail & Retail   NR++     Ba3      5,681,000   Advanced Store Company, Term B, due 4/15/2006          5,652,595
Specialty--1.0%   B+       B1       4,850,000   Duane Reade Co., Term B, due 2/15/2005                 4,862,125
                                                SDM Corporation:
                  BB       Ba3      4,849,780      Term C, due 2/04/2008                               4,870,779
                  BB       Ba3      4,849,780      Term E, due 2/04/2009                               4,870,779
                                                                                                  --------------
                                                                                                      20,256,278

Textile Mill                                    Joan Fabrics Corp.:
Products--0.4%    NR++     NR++     2,141,253      Term B, due 6/30/2005                               1,998,502
                  NR++     NR++     1,108,398      Term C, due 6/30/2006                               1,034,505
                  NR++     NR++    10,198,059   Tartan Textiles, Term B, due 5/01/2005                 5,608,932
                                                                                                  --------------
                                                                                                       8,641,939

Tower             BB       Ba3     25,000,000   American Towers, Inc., Term B, due 12/31/2007         25,159,600
Construction      BB-      Ba3     16,900,000   Crown Castle International Corporation,
& Leasing--2.9%                                 Term B, due 3/31/2008                                 17,000,927
                  B+       B1      20,000,000   Spectracite Communications, Term B,
                                                due 12/31/2007                                        20,128,120
                                                                                                  --------------
                                                                                                      62,288,647

Transportation                                  Evergreen International Aviation, Inc.:
Services--0.9%    B+       Ba2        859,628      Term B, due 5/31/2002                                 778,949
                  BB       Ba2      3,835,594      Term B, due 5/07/2003                               3,480,802
                  B+       Ba2        590,993      Term B-1, due 5/07/2003                               536,326


Merrill Lynch Senior Floating Rate Fund, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS (CONTINUED)
                  S&P    Moody's      Face                Senior Secured
Industries       Rating   Rating     Amount       Floating Rate Loan Interests*                         Value
Transportation    BB+      Ba1    $ 5,000,000   Kansas City Southern Railroad,
Services--                                      Term B, due 12/29/2006                            $    5,038,540
(concluded)       B+       B1       7,920,000   North American Van Lines Inc.,
                                                Term B, due 11/18/2007                                 7,375,500
                  BB-      Ba3      1,797,345   Transport Manufacturing, Term B, due 6/15/2006         1,258,141
                                                                                                  --------------
                                                                                                      18,468,258

Utilities--0.4%   BB+      Ba1      8,457,500   Western Resources Inc., Term B, due 3/17/2003          8,535,030

Waste                                           Allied Waste North America Inc.:
Management--      BB       Ba3      8,296,320      Term A, due 6/30/2005                               8,064,977
2.8%              BB       Ba3     23,639,445      Term B, due 6/30/2006                              23,406,739
                  BB       Ba3     28,367,334      Term C, due 6/30/2007                              28,088,086
                                                                                                  --------------
                                                                                                      59,559,802

Wired             BB+      Ba1     10,000,000   Cincinnati Bell Inc., Term, due 12/30/2006             9,938,390
Telecommun-       NR++     NR++     6,751,147   E. Spire Communication, Term C, due 1/31/2003          5,941,009
ications--2.5%    BBB-     Ba1      7,000,000   GlobalCross, Term B, due 6/30/2006                     7,031,108
                  B-       B3      23,333,333   Teligent Inc., Term, due 7/01/2002                     6,930,000
                  BB-      Ba3      9,975,000   Valor Telecommunications, Term B, due 6/30/2008        9,893,953
                  B+       B2      16,500,000   WCI Capital Corp., Term B, due 9/30/2007              13,513,500
                                                                                                  --------------
                                                                                                      53,247,960

Wireless                                        American Cellular Corp.:
Telecommun-       BB-      Ba3     10,500,000      Term B, due 3/31/2008                              10,482,496
ications--11.2%   BB-      Ba3     12,000,000      Term C, due 3/31/2009                              11,979,996
                                                Centennial Cellular Operating Co.:
                  B+       B1       2,743,056      Term A (PR), due 11/30/2006                         2,721,992
                  B+       B1       2,256,944      Term A (US), due 11/30/2006                         2,239,613
                                                Dobson/Sygnet Operating Co.:
                  NR++     B3       2,387,713      Term A, due 9/23/2006                               2,372,293
                  NR++     NR++    11,374,697      Term B, due 3/23/2007                              11,294,130
                  NR++     NR++    10,099,690      Term C, due 12/23/2007                             10,030,255
                                                Nextel Communications, Inc.:
                  B+       Ba2     28,500,000      Term B, due 6/30/2008                              28,583,334
                  B+       Ba2     28,500,000      Term C, due 12/31/2008                             28,583,334
                  B+       Ba2     31,372,250      Term D, due 3/31/2009                              31,177,962
                                                PowerTel PCS, Inc.:
                  B        B2      13,827,871      Term, due 12/31/2005                               13,758,731
                  B        B2       3,000,000      Term B, due 12/31/2006                              2,985,000
                                                Rural Cellular Corp.:
                  B+       B1       3,000,000      Term B, due 10/03/2008                              2,994,375
                  B+       B1       3,000,000      Term C, due 4/03/2009                               2,994,375
                  B+       B2      15,000,000   TeleCorp PCS, Term B, due 1/15/2008                   14,959,380
                  NR++     B2      10,000,000   Tritel PCS Inc., Term B, due 12/31/2007               10,021,880
                  B+       B1      12,000,000   VoiceStream Wireless Corporation/
                                                Voicestream Wireless Holding
                                                Company, Term B, due 2/25/2009                        11,938,344
                  B+       B1      39,000,000   VoiceStream Wireless PCS Holding Corp.,
                                                Vendor A, due 6/30/2009                               38,570,610
                                                                                                  --------------
                                                                                                     237,688,100

                                                Total Senior Secured Floating Rate Loan Interests
                                                (Cost--$2,115,476,980)--92.5%                      1,966,216,968


Merrill Lynch Senior Floating Rate Fund, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS (CONCLUDED)
                  S&P    Moody's      Face                Senior Secured
Industries       Rating   Rating     Amount       Floating Rate Loan Interests*                         Value
Cable Television Services--0.0%           707   Classic Cable, Inc. (a)                            $           0

Drilling--0.0%                         12,250   Rigco North America (a)                                        0

Manufacturing--0.0%                    11,218   Environmental System Products (Common)                         0
                                        1,804   Environmental System Products (Preferred)                      0
                                                                                                  --------------
                                                                                                               0

Other Telecommunications--0.0%          1,060   Pacific Coin (Common)                                          0

Retail & Retail Specialty--0.0%     2,178,603   Just For Feet, Inc. (b)                                      705

                                                Total Investments in Common Stocks, Preferred Stocks,
                                                Warrants & Agreements (Cost--$2,178,603)--0.0%               705

                                      Face
                                     Amount                Short-Term Securities

Commercial                        $93,317,000   General Motors Acceptance Corp.,
Paper**--4.9%                                   5.56% due 3/01/2001                                   93,317,000
                                   10,000,000   Transamerica Finance Corporation,
                                                5.43% due 3/07/2001                                    9,990,950
                                                                                                  --------------
                                                                                                     103,307,950

US Government Agency               41,000,000   Fannie Mae, 5.25% due 3/19/2001                       40,892,375
Obligations**--1.9%

                                                Total Investments in Short-Term Securities
                                                (Cost--$144,200,325)--6.8%                           144,200,325

Total Investments (Cost--$2,261,855,908)--99.3%    2,110,417,998

Other Assets Less Liabilities--0.7%                                                                   15,646,570
                                                                                                  --------------
Net Assets--100.0%                                                                                $2,126,064,568
                                                                                                  ==============

(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Agreement represents an obligation by Just For Feet, Inc. to pay an amount to the Fund on April 30, 2002, contingent upon the earnings before income taxes and depreciation of Just For Feet, Inc.
as of January 31, 2002.
(c)The Fund is entitled to receive their pro-rata share of two
Litigation Trust Certificates--the Allied Signal and Breed Creditor
Trusts pursuant to a Chapter 11 plan of reorganization.As of February 28, 2001, information to record the specific amount of the Fund's interest in the Litigation Trust Certificates was not available.
*The interest rates on senior secured floating rate loan interests are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate.
**Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Not Rated.
+++Non-income producing security.


See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.
February 28, 2001

FINANCIAL INFORMATION
Statement of Assets and Liabilities as of February 28, 2001
Assets:             Investments, at value (identified cost--$2,261,855,908)                             $  2,110,417,998
                    Cash                                                                                          50,851
                    Receivables:
                      Interest                                                       $     20,317,554
                      Capital shares sold                                                   1,842,373
                      Commitment fees                                                          24,387         22,184,314
                                                                                     ----------------
                    Prepaid registration fees                                                                    535,992
                                                                                                        ----------------
                    Total assets                                                                           2,133,189,155
                                                                                                        ----------------

Liabilities:        Payables:
                      Dividends to shareholders                                             4,303,356
                      Investment adviser                                                    1,325,643
                      Administrator                                                           348,854          5,977,853
                                                                                     ----------------
                    Deferred income                                                                              311,350
                    Accrued expenses and other liabilities                                                       835,384
                                                                                                        ----------------
                    Total liabilities                                                                          7,124,587
                                                                                                        ----------------

Net Assets:         Net assets                                                                          $  2,126,064,568
                                                                                                        ================

Net Assets          Common Stock, par value $.10 per share; 1,000,000,000 shares
Consist of:         authorized                                                                          $     23,376,186
                    Paid-in capital in excess of par                                                       2,367,260,510
                    Accumulated investment loss--net                                                               (361)
                    Accumulated realized capital losses on investments--net                                (112,833,883)
                    Unrealized depreciation on investments--net                                            (151,737,884)
                                                                                                        ----------------
                    Net Assets--Equivalent to $9.10 per share based on 233,761,861
                    shares of capital stock outstanding                                                 $  2,126,064,568
                                                                                                        ================

                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.
February 28, 2001


FINANCIAL INFORMATION (CONTINUED)

Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                       February 28, 2001
Investment          Interest and discount earned                                                        $    118,979,691
Income:             Facility and other fees                                                                    1,650,262
                                                                                                        ----------------
                    Total income                                                                             120,629,953
                                                                                                        ----------------

Expenses:           Investment advisory fees                                         $     10,892,066
                    Administrative fees                                                     2,866,333
                    Transfer agent fees                                                       489,803
                    Accounting services                                                       227,643
                    Tender offer costs                                                        146,641
                    Professional fees                                                          94,270
                    Custodian fees                                                             73,636
                    Registration fees                                                          47,799
                    Printing and shareholder reports                                           40,223
                    Directors' fees and expenses                                               12,672
                    Assignment fees                                                            11,687
                    Other                                                                      28,742
                                                                                     ----------------
                    Total expenses                                                                            14,931,515
                                                                                                        ----------------
                    Investment income--net                                                                   105,698,438
                                                                                                        ----------------

Realized &          Realized loss on investments--net                                                        (8,187,138)
Unrealized          Change in unrealized depreciation on investments--net                                   (80,834,288)
Loss on                                                                                                 ----------------
Investments--       Net Increase in Net Assets Resulting from Operations                                $     16,677,012
Net:                                                                                                    ================


                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.
February 28, 2001


FINANCIAL INFORMATION (CONTINUED)

Statements of Changes in Net Assets
                                                                                          For the Six          For the
                                                                                         Months Ended        Year Ended
                                                                                         February 28,        August 31,
Increase (Decrease) in Net Assets:                                                           2001               2000
Operations:         Investment income--net                                           $    105,698,438   $    228,751,046
                    Realized loss on investments--net                                     (8,187,138)       (72,950,213)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                     (80,834,288)        (9,089,484)
                                                                                     ----------------   ----------------
                    Net increase in net assets resulting from operations                   16,677,012        146,711,349
                                                                                     ----------------   ----------------

Dividends to        Investment income--net                                              (105,698,799)      (228,751,698)
Shareholders:                                                                        ----------------   ----------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                     (105,698,799)      (228,751,698)
                                                                                     ----------------   ----------------

Capital Share       Net decrease in net assets resulting from capital
Transactions:       share transactions                                                  (277,504,601)      (571,235,099)
                                                                                     ----------------   ----------------

Net Assets:         Total decrease in net assets                                        (366,526,388)      (653,275,448)
                    Beginning of period                                                 2,492,590,956      3,145,866,404
                                                                                     ----------------   ----------------
                    End of period*                                                   $  2,126,064,568   $  2,492,590,956
                                                                                     ================   ================

                    *Accumulated investment loss--net                                $          (361)   $             --
                                                                                     ================   ================

                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc.
February 28, 2001


FINANCIAL INFORMATION (CONTINUED)

Statement of Cash Flows
                                                                                                For the Six Months Ended
                                                                                                       February 28, 2001
Cash Provided by    Net increase in net assets resulting from operations                                $     16,677,012
Operating           Adjustments to reconcile net increase in net assets resulting from operations
Activities:         to net cash provided by operating activities:
                      Decrease in receivables                                                                  3,701,068
                      Increase in other assets                                                                   (6,770)
                      Decrease in other liabilities                                                          (2,563,531)
                      Realized and unrealized loss on investments--net                                        89,021,426
                      Amortization of discount                                                               (4,673,564)
                                                                                                        ----------------
                    Net cash provided by operating activities                                                102,155,641
                                                                                                        ----------------

Cash Provided by    Proceeds from principal payments and sales of loan interests                             710,520,444
Investing           Purchases of loan interests                                                            (379,762,111)
Activities:         Purchases of short-term investments                                                  (9,348,244,020)
                    Proceeds from sales and maturities of short-term investments                           9,295,995,899
                                                                                                        ----------------
                    Net cash provided by investing activities                                                278,510,212
                                                                                                        ----------------

Cash Used for       Cash receipts on capital shares sold                                                      71,940,871
Financing           Cash payments on capital shares tendered                                               (396,475,272)
Activities:         Dividends paid to shareholders                                                          (60,603,215)
                                                                                                        ----------------
                    Net cash used for financing activities                                                 (385,137,616)
                                                                                                        ----------------

Cash:               Net decrease in cash                                                                     (4,471,763)
                    Cash at beginning of period                                                                4,522,614
                                                                                                        ----------------
                    Cash at end of period                                                               $         50,851
                                                                                                        ================

Non-Cash            Capital shares issued in reinvestment of dividends paid to shareholders             $     46,931,156
Financing                                                                                               ================
Activities:

                    See Notes to Financial Statements.

Merrill Lynch Senior Floating Rate Fund, Inc.
February 28, 2001


FINANCIAL INFORMATION (CONCLUDED)

Financial Highlights
                                                                    For the Six
The following per share data and ratios have been derived          Months Ended
from information provided in the financial statements.             February 28,       For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                                 2001       2000     1999       1998       1997
Per Share           Net asset value, beginning of period              $   9.45   $   9.73  $   9.97  $  10.02   $   9.99
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .45        .77       .65       .68        .68
                    Realized and unrealized gain (loss) on
                    investments--net                                     (.35)      (.28)     (.24)     (.05)        .03
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .10        .49       .41       .63        .71
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net           (.45)      (.77)     (.65)     (.68)      (.68)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.10   $   9.45  $   9.73  $   9.97   $  10.02
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  .68%++      5.44%     4.23%     6.47%      7.23%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses, excluding interest expense                1.30%*      1.31%     1.33%     1.35%      1.32%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                            1.30%*      1.31%     1.33%     1.40%      1.33%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                              9.22%*      8.17%     6.59%     6.79%      6.72%
                                                                      ========   ========  ========  ========   ========

Leverage:           Average amount of borrowings outstanding
                    during the period (in thousands)                        --         --        --  $ 24,299   $  4,409
                                                                      ========   ========  ========  ========   ========
                    Average amount of borrowings outstanding
                    per share during the period                             --         --        --  $    .08   $    .02
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in millions)           $  2,126   $  2,493  $  3,146  $  3,365   $  2,992
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  17.50%     59.59%    60.06%    69.59%     74.00%
                                                                      ========   ========  ========  ========   ========


*Annualized.
**Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund,the shares of which are offered at net asset value. Therefore, no separate market exists.
++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Senior Floating Rate Fund, Inc.
February 28, 2001


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature.

(a) Loan participation interests--The Fund invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Fund, which Fund management believes equals or exceeds the principal amount of the corporate loan. The Fund may invest up to 20% of its total assets in loans made on an unsecured basis. Depending on how the loan was acquired, the Fund will regard the issuer as including the corporate borrower along with an agent bank for the syndicate of lenders and any intermediary of the Fund's investment. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans at February 28, 2001 could be considered to be concentrated in commercial banking.

(b) Valuation of investments--Loan Interests are valued in accordance with guidelines established by the Board of Directors. Loan Interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Loan Interests for which no reliable price quotes are available, such Loan Interests will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. For Loan Interests for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Loan Interests will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.


Merrill Lynch Senior Floating Rate Fund, Inc.
February 28, 2001


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective October 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on securities held as of August 31, 2001.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory and Administrative
Services Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Management, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform this investment advisory function.

For such services, the Fund pays a monthly fee at an annual rate of
 .95% of the Fund's average daily net assets. The Fund also has an Administrative Services Agreement with MLIM whereby MLIM will receive a fee equal to an annual rate of .25% of the Fund's average daily net assets on a monthly basis, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the six months ended February 28, 2001, FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $1,624,826 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by MLIM through December 31, 2000. Up to this date, the Fund reimbursed MLIM $164,926 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse MLIM for the cost of certain additional accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2001 were $379,727,389 and $710,520,444, respectively.

Net realized gains (losses) for the six months ended February 28, 2001 and net unrealized losses as of February 28, 2001 were as follows:
                                     Realized
                                      Gains           Unrealized
                                     (Losses)           Losses

Loan interests                  $ (8,192,730)     $(151,437,910)
Short-term investments                  5,592                 --
Unfunded loan interests                    --          (299,974)
                                 ------------      -------------
Total                           $ (8,187,138)     $(151,737,884)
                                 ============      =============

As of February 28, 2001, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $151,437,910, of which $5,359,355 is related to appreciated securities and $156,797,265 is related to depreciated securities. The aggregate cost of investments at February 28, 2001 for Federal income tax purposes was $2,261,855,908.


Merrill Lynch Senior Floating Rate Fund, Inc.
February 28, 2001


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Six Months Ended                                Dollar
February 28, 2001                     Shares            Amount

Shares sold                         7,768,510      $  72,039,515
Shares issued to share-
holders in reinvestment
of dividends                        5,072,937         46,931,156
                                -------------      -------------
Total issued                       12,841,447        118,970,671
Shares tendered                  (42,900,285)      (396,475,272)
                                -------------      -------------
Net decrease                     (30,058,838)     $(277,504,601)
                                =============      =============


For the Year Ended                                      Dollar
August 31, 2000                       Shares            Amount

Shares sold                        21,461,971      $ 205,919,152
Shares issued to share-
holders in reinvestment
of dividends                       10,690,439        102,473,392
                                -------------      -------------
Total issued                       32,152,410        308,392,544
Shares tendered                  (91,586,847)      (879,627,643)
                                -------------      -------------
Net decrease                     (59,434,437)     $(571,235,099)
                                =============      =============


5. Unfunded Loan Interests:
As of February 28, 2001, the Fund had unfunded loan commitments of $12,327,833, which would be extended at the option of the borrower, pursuant to the following loan agreements:

                                  Unfunded
                                 Commitment
Borrower                       (in thousands)

Arena Brands, Inc.               $    1,876
Metro-Goldwyn-Mayer Co.               3,500
Primedia                              6,952

6. Short-Term Borrowings:
On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended February 28, 2001.


7. Capital Loss Carryforward:
At August 31, 2000, the Fund had a net capital loss carryforward of approximately $40,874,000, of which $1,471,000 expires in 2004; $3,279,000 expires in 2005, $4,468,000 expires in 2006; $3,366,000 expires in 2007 and $28,290,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


8. Subsequent Event:
The Fund began a quarterly tender offer on March 21, 2001, which concludes on April 17, 2001.


Merrill Lynch Senior Floating Rate Fund, Inc.
February 28, 2001


PORTFOLIO PROFILE

AS OF FEBRUARY 28, 2001

                                        Percent of
Ten Largest Holdings                   Total Assets

Wyndam International, Inc.++                5.3%
Nextel Communications, Inc.++               4.1
Charter Communications Holdings++           3.5
Stone Container Corp.++                     2.8
Allied Waste North America Inc.++           2.8
Century Cable LLC                           2.3
VoiceStream Wireless PCS Holding Corp.      1.8
Semiconductor Components++                  1.7
NRT Inc.                                    1.6
Huntsman ICI Chemicals LLC++                1.6

++Includes combined holdings.


                                        Percent of
Five Largest Industries                Total Assets

Wireless Telecommunications                11.2%
Cable Television Services                  10.0
Chemicals                                   5.9
Hotels & Motels                             5.8
Paper                                       5.7


                                       Percent of
Quality Rating                         Long-Term
S&P/Moody's                           Investments

BBB/Baa                                     0.4%
BB/Ba                                      54.0
B/B                                        23.3
CCC/Caa                                     2.2
CC/Ca                                       0.2
NR (Not Rated)                             19.9


Merrill Lynch Senior Floating Rate Fund, Inc.
February 28, 2001


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kevin J. Booth, Vice President
Joseph Matteo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Arthur Zeikel, Director and Joseph T. Monagle Jr., Senior Vice
President of Merrill Lynch Senior Floating Rate Fund, Inc., have recently retired. The Fund's Board of Directors wishes Messrs.
Zeikel and Monagle well in their retirements.

Custodian
The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863